UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06500

Name of Fund:	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New York
Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2021

Date of reporting period: 01/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2021 has been a time of sudden change, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the virus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimuli. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment and posted positive returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts continue to ramp up. Significant additional U.S. stimulus spending in early 2021 is being negotiated in Congress, which would provide a solid tailwind for economic growth. Inflation should increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	14.47%	17.25%

U.S. small cap equities (Russell 2000® Index)	40.89	30.17

International equities (MSCI Europe, Australasia, Far East Index)	17.58	8.94

Emerging market equities (MSCI Emerging Markets Index)	24.07	27.89

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.54

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.56)	4.91

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.91)	4.72

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.06	3.85

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	7.38

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Initial strong performance reversed abruptly as a result of the COVID-19 pandemic induced economic shutdown. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Fiscal stimulus, monetary policy accommodation, and the partial re-opening of the economy combined to stabilize the market and drive strong performance throughout the summer months. Performance briefly stalled on U.S. election uncertainty, but more recently benefited from a favorable technical backdrop, vaccine optimism, and expectation for additional fiscal aid from the newly unified Democratic government.

Strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment resulting in record outflows. During the 12 months ended January 31, 2021, municipal bond funds experienced net inflows totaling $40 billion, drawn down by nearly $46 billion in outflows during the months of March and April 2020 (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $448 billion but slowed during the height of

S&P Municipal Bond Index Total Returns as of January 31, 2021 6 months: 2.06% 12 months: 3.85%

the pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

From January 31, 2020 to January 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 42 basis points (“bps”) from 1.80% to 1.38%, while ten-year rates decreased by 43 bps from 1.15% to 0.72% and five-year rates decreased by 62 bps from 0.84% to 0.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 30 bps, lagging the 106 bps of steepening experienced in the U.S. Treasury curve.

After dislocating at the height of the pandemic, consistent municipal outperformance in the intermediate and long-end of the curve has resulted in extremely rich valuations with ten- and 30-year municipal-to-Treasury ratios at all-time tights.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is poised to provide another massive federal aid injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made earlier in 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments face daunting financial challenges, the combination of new federal stimulus and vaccine distribution should augment economic activity and, consequently, bolster revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should bring better operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, the effective vaccine regimen and prospects for improved distribution suggest that a rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals are expected to improve noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of January 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUE

Initial Offering Date	February 26, 1999

Yield on Closing Market Price as of January 31, 2021 ($13.38)(a)	4.53%

Tax Equivalent Yield(b)	7.65%

Current Monthly Distribution per Common Share(c)	$0.0505

Current Annualized Distribution per Common Share(c)	$0.6060

Leverage as of January 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$13.38	$13.12	1.98%	$13.65	$12.47
Net Asset Value	14.44	14.17	1.91	14.44	13.80

Market Price and Net Asset Value History for the Past Five Years

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Fund Summary as of January 31, 2021 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MUE(a)(b)	4.36%	4.28%

Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.44	5.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

High yield municipal bonds outperformed the broader market, led by more liquid tobacco and Puerto Rico bonds, and longer-maturity debt outpaced short term issues. In this environment, positions in A and BBB rated issues were the largest contributors to absolute returns. Additionally, the Fund’s allocation to longer-maturity debt generally outperformed short-term issues. On a sector basis, the state tax-backed category—which partially consists of Puerto Rico bonds—was a notable contributor to Fund performance. Transportation issues outperformed, as well. New Jersey and Illinois state-backed bonds also made considerable contributions, as their credit spreads tightened significantly amid elevated investor demand for yield.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	32%	36%

County/City/Special District/School District	17	16

State	16	12

Health	12	12

Utilities	9	12

Education	6	6

Tobacco	3	3

Corporate	2	1

Housing	2	2

Other	1	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	10%

2022	5

2023	17

2024	6

2025	1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21		07/31/20

AAA/Aaa	3%		3%

AA/Aa	38		40

A	34		34

BBB/Baa	11		11

BB/Ba	2		1

B	—	(e)	—

N/R(f)	12		11

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 4%, respectively, of the Fund’s total investments.

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Fund Summary as of January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Investment Objective

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MCA

Initial Offering Date	October 30, 1992

Yield on Closing Market Price as of January 31, 2021 ($15.09)(a)	4.21%

Tax Equivalent Yield(b)	9.17%

Current Monthly Distribution per Common Share(c)	$0.0530

Current Annualized Distribution per Common Share(c)	$0.6360

Leverage as of January 31, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$15.09	$14.74	2.37%	$15.14	$14.22
Net Asset Value	16.40	16.08	1.99	16.40	15.61

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MCA(a)(b)	4.60%	4.21%

Lipper California Municipal Debt Funds(c)	3.82	3.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Despite the challenges to state and local budgets from COVID-19, California’s credit quality held up well across most sectors. The potential for higher federal tax rates in the future, together with investors’ ongoing demand for income, created a favorable technical backdrop for tax-exempt munis in high-tax states such as California.

Given that municipal yields were little changed during the period, income was a large driver of performance. The use of leverage further augmented income as funding costs remained at depressed levels.

Yield spreads declined as the fundamental and technical backdrop for the asset class improved. As a result, some of the sectors impacted the most by COVID-19—such as health care and transportation issues—started to recover. Additionally, longer-dated holdings with maturities of 20 years and above outperformed. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21		07/31/20

County/City/Special District/School District	34%		34%

Transportation	17		17

Health	16		16

Education	11		10

Utilities	10		12

State	5		4

Tobacco	4		3

Housing	3		3

Corporate	—	(c)	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	3%

2022	2

2023	2

2024	4

2025	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/21		07/31/20

AAA/Aaa	6%		6%

AA/Aa	55		61

A	23		19

BBB/Baa	5		3

BB/Ba	1		1

B	—	(c)	—	(c)

N/R(f)	10		10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Investment Objective

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYN

Initial Offering Date	February 28, 1992

Yield on Closing Market Price as of January 31, 2021 ($13.38)(a)	4.62%

Tax Equivalent Yield(b)	9.17%

Current Monthly Distribution per Common Share(c)	$0.0515

Current Annualized Distribution per Common Share(c)	$0.6180

Leverage as of January 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$13.38	$13.26	0.90%	$13.53	$12.39
Net Asset Value	14.68	14.52	1.10	14.68	14.11

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MYN(a)(b)	3.22%	3.42%
Lipper New York Municipal Debt Funds(c)	4.91	3.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

Similar to the overall municipal market, New York has recovered from the depths of the initial pandemic sell-off due to various stimulus measures and credit facilities. In addition, New York issues generally began the period at historically inexpensive valuations. However, prices were slower to recover given that New York experienced a greater impact from COVID-19. As a result, yield spreads finished January above their pre-pandemic levels.

Positions in high yield bonds, which significantly outpaced investment-grade issues, were the largest contributors to performance. Holdings in Puerto Rico, particularly sales tax bonds, were notable outperformers in the high yield space. The transportation sector was also a leading contributor to returns. Some issuers—such as the Metropolitan Transportation Authority—benefited directly from aid, while others gained an indirect boost from aid and expectations for a reopening of the economy. Holdings in longer-term bonds, which offered higher yields and experienced stronger price appreciation than the overall market, further helped performance.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, an additional contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Detractors from performance were the Fund’s positions in very short-term, pre-refunded bonds, which failed to keep pace with the broader market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	26%	25%

County/City/Special District/School District	19	18

Utilities	14	14

State	14	13

Education	10	14

Housing	8	7

Health	5	5

Corporate	2	2

Tobacco	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	14%

2022	4

2023	10

2024	14

2025	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/21		07/31/20

AAA/Aaa	11%		12%

AA/Aa	57		57

A	21		19

BBB/Baa	4		5

BB/Ba	1		1

B	—	(e)	—

N/R(f)	6		6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Objective

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2021 ($14.45)(a)	4.28%
Tax Equivalent Yield(b)	7.23%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of January 31, 2021(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/21	07/31/20	Change	High	Low

Market Price	$14.45	$13.55	6.64%	$14.47	$13.23
Net Asset Value	15.52	15.03	3.26	15.52	14.65

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Performance

Returns for the six months ended January 31, 2021 were as follows:

	Returns Based On

	Market Price	NAV

MYI(a)(b)	8.92%	5.47%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.44	5.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period. Although U.S. Treasury yields moved higher (as prices fell), the tax-exempt market posted a gain due to a decline in yield spreads. Investors grew increasingly optimistic about the economic outlook for 2021, particularly after the approval of a vaccine for COVID-19 in early November 2020. Inflows into the market were consistent and traditional tax-exempt supply trended lower, creating a positive supply-and-demand dynamic that aided performance.

The Fund’s positions in sectors that were most affected by COVID-19 in early 2020—including state tax-backed, transportation and health care issues—contributed strongly to performance as yield spreads narrowed considerably in anticipation of a recovery. The Fund’s holdings in lower-rated securities also aided performance amid investors’ ongoing search for yield.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared with bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2021 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/21	07/31/20

Transportation	26%	30%

State	22	20

County/City/Special District/School District	16	13

Health	15	15

Utilities	8	10

Education	6	6

Tobacco	3	4

Corporate	3	2

Housing	1	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	8%

2022	5

2023	8

2024	9

2025	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/21		07/31/20

AAA/Aaa	4%		6%

AA/Aa	42		42

A	27		27

BBB/Baa	16		14

BB/Ba	2		1

B	—	(c)	—

N/R(f)	9		10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	17

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$940	$979,311

Arizona — 3.0%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	550	579,106
Series A, 5.00%, 07/01/39(a)	465	480,354
Series A, (BAM), 4.00%, 06/01/44	730	805,278
Series A, 5.00%, 07/01/49(a)	525	536,981
Series A, 5.00%, 07/01/54(a)	405	413,055
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	1,135	1,220,749
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	602,019
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	800	809,608
Maricopa County Industrial Development Authority, Refunding RB(a)
5.00%, 07/01/39	195	217,008
5.00%, 07/01/54	450	484,452
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	2,450	3,560,855

		9,709,465

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,370	1,509,644

California — 15.7%
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	780	907,312
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,680,000
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,260	1,421,910
Series I, 5.50%, 11/01/30	5,000	5,715,700
Series I, 5.50%, 11/01/31	3,130	3,577,246
Series I, 5.50%, 11/01/33	3,000	3,426,930
Emery Unified School District, GO, Series A, (AGM), 5.50%, 08/01/21(b)	1,875	1,925,569
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	1,555	1,617,449
Series A-2, 5.00%, 06/01/47	435	452,470
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	2,445	2,802,850
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,061,059
Redondo Beach Unified School District, GO, Series E, 5.50%, 08/01/21(b)	2,670	2,741,903
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	5,905	6,594,172
Series J, 5.25%, 05/15/38	1,675	1,858,295
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40	4,500	5,480,775
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB Series A, AMT, 5.50%, 05/01/28	1,800	2,008,746

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.25%, 05/01/33	$1,410	$1,560,602
Series A, AMT, 5.00%, 05/01/44	1,860	2,104,515
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	940	1,069,334

		51,006,837

Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,500	1,700,490
Series A, AMT, 5.50%, 11/15/30	565	640,032
Series A, AMT, 5.50%, 11/15/31	675	764,329
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	790	804,884
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	1,050	1,126,209
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/49	925	955,488
STC Metropolitan District No.2, Refunding GO, Series A, 5.00%, 12/01/38	715	767,181

		6,758,613

Connecticut — 1.0%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	1,015	1,199,334
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	2,122,606

		3,321,940

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	1,400	1,662,584

Florida — 18.2%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	465	474,904
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,836,347
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	720	778,334
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.13%, 10/01/23(b)	5,665	6,384,682
Series A, AMT, 5.00%, 10/01/45	1,440	1,666,958
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.38%, 10/01/32	2,500	2,564,375
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(b)	10,155	10,951,133
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23(b)	3,130	3,555,555
County of Miami-Dade Seaport Department, ARB
Series A, 5.38%, 10/01/33	1,765	1,992,032
Series A, 5.50%, 10/01/42	3,000	3,356,010
Series B, AMT, 6.25%, 10/01/38	800	914,792
Series B, AMT, 6.00%, 10/01/42	1,060	1,210,329
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	740	748,207

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Finley Woods Community Development District, SAB
4.00%, 05/01/40	$265	$274,593
4.20%, 05/01/50	450	466,574
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	470	501,988
Series A, AMT, 5.00%, 08/01/29(c)	190	197,743
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	260	279,477
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	2,995	3,381,954
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (GNMA/FNMA/FHLMC), 6.00%, 09/01/40	115	116,565
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	703,554
4.00%, 05/01/50	640	660,333
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42.	230	272,430
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	2,417,103
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,805	2,020,192
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	380	395,481
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	6,965	7,201,949

		59,323,594

Georgia — 1.3%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	815	932,099
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,476,471
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	1,420	1,720,259

		4,128,829

Hawaii — 1.7%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,242,075
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	740	824,812
AMT, 5.25%, 08/01/26	1,205	1,342,912

		5,409,799

Illinois — 11.6%
Chicago Board of Education, GO(d)
Series A, 5.00%, 12/01/34.	260	327,530
Series A, 5.00%, 12/01/35	235	295,209
Series A, 5.00%, 12/01/36	220	275,801
Series A, 5.00%, 12/01/37	235	294,373
Series A, 5.00%, 12/01/38	195	244,070
Series A, 5.00%, 12/01/39	535	668,926
Series A, 5.00%, 12/01/40	710	887,173
Series A, 5.00%, 12/01/41	455	566,812
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,140	1,246,613
Chicago Midway International Airport, Refunding RB Series A, 2nd Lien, AMT, 5.50%, 01/01/28	1,000	1,087,350

Security	Par (000)	Value

Illinois (continued)
Chicago Midway International Airport, Refunding RB (continued)
Series A, 2nd Lien, AMT, 5.50%, 01/01/29	$1,500	$1,630,845
Series A, 2nd Lien, AMT, 5.38%, 01/01/33	2,000	2,164,780
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	735	878,391
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	4,440	4,628,878
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,090,281
Cook County Community College District No.508, GO
5.25%, 12/01/30	1,270	1,414,577
5.50%, 12/01/38	1,205	1,347,732
5.25%, 12/01/43	2,960	3,248,837
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	975	1,177,264
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,090	1,271,365
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,050	1,160,932
Railsplitter Tobacco Settlement Authority, RB(b)
5.50%, 06/01/21	2,350	2,391,830
6.00%, 06/01/21	670	683,132
State of Illinois, GO
5.25%, 02/01/31	1,495	1,671,589
5.25%, 02/01/32	2,320	2,592,206
5.50%, 07/01/33	1,000	1,095,470
5.50%, 07/01/38	700	764,582
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/45(a)	715	753,252

		37,859,800

Indiana — 0.2%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	460	495,977

Iowa — 1.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	3,350	3,751,364

Louisiana — 0.8%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29.	2,225	2,529,247

Maryland — 3.2%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42.	2,450	2,860,106
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	1,360	1,589,255
Maryland Stadium Authority, RB, (ST INTERCEPT), 5.00%, 05/01/34	4,780	5,953,729

		10,403,090

Massachusetts — 0.7%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	1,068,319
Series A, 5.00%, 01/01/47	420	468,283
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	745	849,673

		2,386,275

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 1.4%
Hudsonville Public Schools, GO, (Q-SBLF), 5.25%, 05/01/21(b)	$3,420	$3,463,502
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	895	1,078,851

		4,542,353

Minnesota — 0.3%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	1,102,343

Mississippi — 2.4%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,601,270
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(b)	1,000	1,127,470
State of Mississippi, RB
Series A, 5.00%, 10/15/37	565	696,611
Series A, 4.00%, 10/15/38	2,815	3,225,568

		7,650,919

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	165	177,627
Series B-2, 3.60%, 12/01/47	250	268,195

		445,822

Nevada — 3.8%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,346,259
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	120	124,016
4.00%, 06/01/44	335	342,216
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	2,690	3,005,672
Series A-1, (AGM), 4.00%, 06/01/46	2,910	3,237,812
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	2,065	2,616,685
Series A, 5.00%, 06/01/37	500	633,065
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	275	322,564
5.00%, 07/01/45	340	393,914
5.00%, 07/01/51	365	418,874

		12,441,077

New Hampshire(a)(c) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	415	431,484
Series B, AMT, 3.75%, 07/01/45	670	693,725

		1,125,209

New Jersey — 9.3%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	1,019,847
Series A, 5.00%, 06/15/47	2,500	2,946,650
Series LLL, 5.00%, 06/15/34	635	802,684
AMT, (AGM), 5.00%, 01/01/31	1,355	1,509,118
AMT, 5.38%, 01/01/43	1,940	2,120,129
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	2,255	2,473,532
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	3,040	3,361,662
Series BB, 4.00%, 06/15/50	1,775	1,983,616
Series S, 5.25%, 06/15/43	2,980	3,696,601

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	$2,735	$3,407,181
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,008,200
State of New Jersey, GO, Series A, 4.00%, 06/01/31	870	1,094,077
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	2,355	2,883,156
Sub-Series B, 5.00%, 06/01/46	870	1,035,639

		30,342,092

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	170	182,439

New York — 4.6%
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(b)	8,500	8,845,015
Series A-1, 5.25%, 11/15/39	1,550	1,696,258
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	740	837,155
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	960	1,041,792
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	345	428,714
AMT, 5.00%, 10/01/40	975	1,203,209
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	1,049,244

		15,101,387

North Carolina — 0.4%
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/50	195	216,117
Series A, 5.00%, 10/01/50	515	611,557
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	270	429,351

		1,257,025

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,100	4,779,083
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,500	2,752,100
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,659,521

		10,190,704

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,345,212

Pennsylvania — 7.9%
Altoona Area School District, GO, (BAM SAW), 5.00%, 12/01/36	185	222,433
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	2,500	2,757,700
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	740	858,326
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 5.00%, 09/01/48	1,690	2,010,255
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	3,000	3,247,800
Pennsylvania Turnpike Commission, RB Sub-Series B-1, 5.25%, 06/01/47	2,300	2,866,122
Series A, Subordinate, 5.00%, 12/01/44	3,620	4,526,484
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	2,490	3,097,211

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	$1,485	$1,842,737
(SAW), 5.00%, 03/01/43	1,100	1,356,630
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,766,889

		25,552,587

Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,882	4,344,696
Series A-1, Restructured, 5.00%, 07/01/58	5,266	5,980,385
Series A-2, Restructured, 4.33%, 07/01/40	1,279	1,413,768
Series A-2, Restructured, 4.78%, 07/01/58	264	295,854
Series B-1, Restructured, 4.75%, 07/01/53	407	455,470
Series B-2, Restructured, 4.78%, 07/01/58	394	441,434
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	4,757	1,504,401

		14,436,008

South Carolina — 5.3%
Charleston County Airport District, ARB
Series A, AMT, 6.00%, 07/01/38	2,940	3,311,675
Series A, AMT, 5.50%, 07/01/41	2,500	2,782,775
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	3,760	4,274,782
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	825	805,728
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,360	1,635,468
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(b)	1,870	2,264,364
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,136,840
South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,000	1,157,980

		17,369,612

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,482,190

Texas — 7.5%
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	2,345	2,591,413
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	225	262,705
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	2,010	2,498,792
Series A, AMT, 5.00%, 07/01/27	220	256,689
Series A, AMT, 6.63%, 07/15/38	395	403,883
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)	1,810	1,873,495
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,407,997
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	440	459,598
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	5,480	5,650,209
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/48	1,775	2,171,482

Security	Par (000)	Value

Texas (continued)
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	$1,070	$1,185,271
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	2,500	3,191,050
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	279,666
Texas Municipal Gas Acquisition & Supply Corp. III Refunding RB, 5.00%, 12/15/32(d)	490	673,211
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58.	360	436,190

		24,341,651

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	170	178,366
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	325	351,214

		529,580

Vermont — 0.9%
University of Vermont and State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	3,082,560

Virginia — 1.8%
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	945	987,449
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,000	4,703,800

		5,691,249

Washington — 4.5%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, Series A, 5.25%, 02/01/21	2,400	2,400,000
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	660	785,829
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	2,485	3,002,948
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,256,540
Series B, 5.00%, 07/01/38	1,155	1,450,091
State of Washington, GO
Series B, 5.25%, 02/01/21	1,865	1,865,000
Series C, 5.00%, 02/01/36	3,000	3,819,810

		14,580,218

Wisconsin — 1.9%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	175	197,853
Series A, 5.00%, 11/15/41	330	392,004
Series A, 5.00%, 07/01/55(a)	305	317,484
Series A, 5.00%, 10/15/55(a)	955	1,026,014
Series A-1, 4.50%, 01/01/35(a)	520	534,368
Public Finance Authority, Refunding RB
5.00%, 09/01/49(a)	285	291,364
5.00%, 11/15/49	570	626,458
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,065	2,641,300

		6,026,845

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wyoming — 0.2%
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/42	$570	$687,095

Total Municipal Bonds — 123.9% (Cost: $365,184,457)		402,742,546

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 2.8%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	7,499	9,134,610

Colorado(g) — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	3,262	4,024,486
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	1,710	1,929,940

		5,954,426

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,061	3,590,608

Illinois — 3.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	760	762,789
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	1,980	2,348,069
Series B, 5.00%, 01/01/40	6,148	7,342,932

		10,453,790

Louisiana — 3.2%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	3,015	3,451,329
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	6,057	6,933,590

		10,384,919

Maryland — 4.7%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	2,499	3,015,066
Maryland Stadium Authority, RB, 5.00%, 05/01/47	9,817	12,247,971

		15,263,037

Michigan(g) — 2.5%
Michigan Finance Authority, RB
4.00%, 02/15/47	3,728	4,300,553
Series A, 4.00%, 02/15/44	3,332	3,844,629

		8,145,182

New York — 5.8%
New York City Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,326,205
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	7,515	7,840,104
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	4,400	4,578,141

		18,744,450

Pennsylvania — 5.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	3,600	4,226,544

Security	Par (000)	Value

Pennsylvania (continued)
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(g)	$ 4,997	$5,796,018
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(g)	5,927	6,864,816
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,322,220

		19,209,598

Texas — 1.5%
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	4,297	4,770,621

Virginia — 1.4%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	3,720	4,586,872

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.9% (Cost: $100,691,521)		110,238,113

Total Long-Term Investments — 157.8% (Cost: $465,875,978)		512,980,659

	Shares

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	3,536,322	3,537,029

Total Short-Term Securities — 1.1% (Cost: $3,537,029)		3,537,029

Total Investments — 158.9% (Cost: $469,413,007)		516,517,688

Liabilities in Excess of Other Assets — (0.2)%		(487,849)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4)%		(59,869,518)

VMTP Shares at Liquidation Value — (40.3)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$325,160,321

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	When-issued security.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to August 1, 2027, is $19,962,429. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,918,281	$1,618,779	(a)	$—	$(31)	$—	$3,537,029	3,536,322	$63	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	51	03/22/21	$6,989	$54,117
Long U.S. Treasury Bond	18	03/22/21	3,037	108,348

				$162,465

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$162,465	$—	$162,465

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$274,194	$—	$274,194

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$162,465	$—	$162,465

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$15,425,063

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$402,742,546	$—	$402,742,546
Municipal Bonds Transferred to Tender Option Bond Trusts	—	110,238,113	—	110,238,113
Short-Term Securities
Money Market Funds	3,537,029	—	—	3,537,029

	$3,537,029	$512,980,659	$—	$516,517,688

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$162,465	$—	$—	$162,465

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(59,850,474)	$—	$(59,850,474)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(190,850,474)	$—	$(190,850,474)

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 82.8%

Corporate — 0.8%
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	$4,000	$4,638,160

County/City/Special District/School District — 31.4%
California Statewide Communities Development Authority Special Assessment
Series C, 4.00%, 09/02/40	1,855	2,044,321
Series C, 4.00%, 09/02/50	1,335	1,439,784
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	465	536,842
5.00%, 09/02/44	535	612,933
5.00%, 09/02/49	775	883,322
Series C, 5.00%, 09/02/39	435	502,207
Series C, 5.00%, 09/02/49	225	256,448
California Statewide Communities Development Authority, ST
Series B, 4.00%, 09/02/40	520	568,428
Series B, 4.00%, 09/02/50	630	680,898
Chaffey Joint Union High School District, GO, CAB(a)
Series C, 0.00%, 08/01/32	250	187,723
Series C, 0.00%, 08/01/33	500	357,590
Series C, 0.00%, 08/01/34	505	344,602
Series C, 0.00%, 08/01/35	545	354,681
Series C, 0.00%, 08/01/36	500	310,180
Series C, 0.00%, 08/01/37	650	384,631
Series C, 0.00%, 08/01/38	630	355,648
Series C, 0.00%, 08/01/39	750	403,673
Series C, 0.00%, 08/01/40	1,850	950,012
Series C, 0.00%, 08/01/41	305	149,365
Series C, 0.00%, 02/01/42	350	167,272
ChiNo.Valley Unified School District, GO, Series B, 4.00%, 08/01/45	640	768,493
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 03/01/32	1,050	1,153,792
City of Dixon California, ST, 4.00%, 09/01/45	465	498,559
City of Roseville California, ST, 4.00%, 09/01/50	395	420,612
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, 5.00%, 06/01/48	3,750	4,355,812
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(b)	5,000	5,785,150
El Monte City School District, GO, Series B, 5.50%, 08/01/46	4,265	5,324,085
Fowler Unified School District, GO, Series A, (BAM), 5.25%, 08/01/46	3,700	4,598,693
Garden Grove Unified School District, GO, Series C, 5.25%, 08/01/23(b)	2,725	3,073,091
Gavilan Joint Community College District, GO(b)
Series D, 5.50%, 08/01/21	2,165	2,223,260
Series D, 5.75%, 08/01/21	8,400	8,636,460
Glendale Community College District, GO, CAB(a)
Series B, 0.00%, 08/01/43	1,875	1,005,487
Series B, 0.00%, 08/01/44	3,315	1,714,319
Series B, 0.00%, 02/01/45	3,475	1,762,902
Grossmont Healthcare District, GO, Series B, 6.13%, 07/15/21(b)	2,000	2,054,820

Security	Par (000)	Value

County/City/Special District/School District (continued)
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	$2,000	$2,311,500
Kern Community College District, GO, Series C, 5.25%, 11/01/23(b)	5,715	6,512,300
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	6,187,475
Mount San Antonio Community College District, Refunding GO, Series A, 5.00%, 08/01/23(b)	4,500	5,046,975
Ohlone Community College District, GO, Series A, 5.25%, 08/01/21(b)	8,140	8,348,954
Orange County Community Facilities District, ST
4.00%, 08/15/40	295	327,220
4.00%, 08/15/50	270	294,019
Perris Union High School District, GO, Series B, (BAM), 5.25%, 09/01/39	2,715	3,277,847
Perris Union High School District, Refunding COP, (BAM), 4.00%, 10/01/43	10,000	11,498,900
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	5,455	6,261,304
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (AGM), 4.00%, 10/01/37	6,000	6,578,580
RNR School Financing Authority, ST
Series A, (BAM), 5.00%, 09/01/37	1,500	1,795,830
Series A, (BAM), 5.00%, 09/01/41	3,000	3,574,380
San Bernardino County Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,179,500
San Joaquin County Transportation Authority, Refunding RB, Series A, 6.00%, 03/01/21(b)	2,530	2,542,068
San Jose Financing Authority, RB
5.75%, 05/01/36	2,570	2,581,462
5.75%, 05/01/42	4,500	4,561,155
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(b)	9,175	10,212,692
San Leandro Unified School District, GO, Series A, 5.75%, 08/01/41	3,000	3,082,230
Santa Clara Unified School District, GO, 4.00%, 07/01/48	5,000	5,762,900
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/49	2,500	3,139,725
Series B, 5.00%, 10/01/35	300	373,212
Series B, 5.00%, 10/01/38	600	738,756
Walnut Valley Unified School District, GO, Series B, 5.75%, 08/01/21(b)	7,680	7,896,192
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/38	1,625	1,850,550
West Contra Costa Unified School District, GO
Series A, (AGM), 5.25%, 08/01/21(b)	6,140	6,297,614
Series A, 5.50%, 08/01/39	2,500	2,820,900
Series B, 5.50%, 08/01/39	3,000	3,385,080

		177,305,415

Education — 8.5%
California Educational Facilities Authority, RB, Series A, 5.00%, 10/01/53	10,000	11,971,800
California Enterprise Development Authority, RB, Series A, 5.00%, 08/01/55	1,000	1,178,250
California Municipal Finance Authority, RB 6.00%, 01/01/22(b)	2,750	2,898,390
Series A, 5.50%, 08/01/34(c)	250	265,350
Series A, 5.00%, 10/01/39(c)	245	259,004

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California Municipal Finance Authority, RB (continued)
Series A, 5.00%, 10/01/49(c)	$410	$429,024
Series A, 5.00%, 10/01/57(c)	810	843,696
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/39	645	719,394
5.00%, 08/01/48	305	331,428
California School Finance Authority, RB(c)
5.00%, 06/01/40	305	327,555
5.00%, 06/01/50	475	505,790
5.00%, 06/01/59	760	805,296
Series A, 5.00%, 07/01/49	500	620,930
Series A, 5.00%, 06/01/58	3,615	3,885,237
Series A, 5.00%, 07/01/59	1,185	1,282,217
Series B, 4.00%, 07/01/45	475	475,689
California School Finance Authority, Refunding RB(c)
5.00%, 08/01/46	1,250	1,437,013
Series A, 5.00%, 07/01/36	755	884,233
California Statewide Communities Development Authority, RB, Series A, 5.00%, 05/15/37	4,000	4,501,000
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	2,250	2,475,180
Grossmont Union High School District, GO, Series C, 5.50%, 08/01/21(b)	1,880	1,930,704
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	675	780,536
Series A, 5.00%, 07/01/61	4,045	4,618,500
University of California, RB, Series AM, 5.25%, 05/15/36	3,680	4,275,718

		47,701,934

Health — 7.5%
California Health Facilities Financing Authority Refunding RB, 5.00%, 08/01/40	700	854,763
California Health Facilities Financing Authority, RB, Series A, 5.25%, 11/01/41	10,000	10,361,200
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 03/01/39	895	1,008,871
Series A, 4.00%, 03/01/43	1,315	1,394,821
Series A, 4.00%, 04/01/49	3,570	4,141,807
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 11/01/39(c)	215	248,362
Series A, 5.00%, 02/01/42	4,000	4,651,760
Series A, 5.00%, 11/01/49(c)	245	275,718
California Statewide Communities Development Authority, RB
4.25%, 01/01/43	3,450	3,850,648
4.00%, 08/01/45	2,500	2,630,600
4.00%, 07/01/48	1,780	2,014,301
California Statewide Communities Development Authority, Refunding RB
5.00%, 12/01/21(b)	2,860	2,976,545
4.00%, 04/01/42	2,595	2,824,138
4.00%, 04/01/47	1,320	1,423,871
Series A, 4.00%, 12/01/57	3,250	3,443,830

		42,101,235

Housing — 4.3%
California Community Housing Agency, RB, Series A, 4.00%, 02/01/56(c)(d)	1,425	1,552,865

Security	Par (000)	Value

Housing (continued)
California Community Housing Agency, RB, M/F Housing, Series A, 5.00%, 04/01/49(c)	$3,310	$3,790,943
California Housing Finance, RB, M/F Housing
Series 2, Class A, 4.00%, 03/20/33	4,038	4,603,515
Series A, 4.25%, 01/15/35	1,352	1,588,363
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 08/01/56(d)	1,640	1,812,479
Series A, 5.00%, 07/01/51	1,140	1,311,433
Freddie Mac Multifamily ML Certificates, RB, M/F Housing, Class A, 3.35%, 11/25/33	8,452	9,781,914

		24,441,512

State — 1.9%
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	2,575	2,941,448
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	345	402,422
4.00%, 09/02/50	275	291,869
5.00%, 09/02/50	275	314,358
State of California, GO, 4.00%, 04/01/49	5,550	6,605,721

		10,555,818

Tobacco — 5.8%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	270	315,787
5.00%, 06/01/50	320	376,570
Series A, 4.00%, 06/01/49	1,400	1,642,844
Series B-1, 4.00%, 06/01/49	325	355,446
California County Tobacco Securitization Agency, Refunding RB, CAB(a)
0.00%, 06/01/55	2,730	659,622
Series B-2, Subordinate, 0.00%, 06/01/55	4,100	791,669
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/33	2,175	2,708,071
Series A-1, 5.00%, 06/01/35	3,215	3,945,898
Series A-1, 5.00%, 06/01/47	11,750	12,221,880
Tobacco Securitization Authority of Northern California, Refunding RB, Series A-1, 5.50%, 06/01/45	1,235	1,241,817
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	5,075	6,329,005
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(a)	11,850	2,230,881

		32,819,490

Transportation — 18.7%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	1,500	1,756,485
Bay Area Toll Authority, Refunding RB, Sub-Series S-8, Subordinate, 3.00%, 04/01/54	13,180	14,289,624
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	7,800,000
AMT, Senior Lien, 4.00%, 12/31/47	7,500	8,385,225
AMT, Senior Lien, (AGM), 4.00%, 12/31/47	2,845	3,139,287
City of Los Angeles Department of Airports, ARB
Series D, AMT, 5.00%, 05/15/35	2,000	2,366,420
Series D, AMT, 5.00%, 05/15/36	1,500	1,773,705
Series C, AMT, Subordinate, 5.00%, 05/15/38	3,215	3,958,790

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles Department of Airports, Refunding ARB, Series A, 5.00%, 05/15/46(d)	$2,500	$3,245,000
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	2,500	3,010,850
Sub-Series B, 5.00%, 07/01/41	1,750	2,092,737
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/41	3,075	3,709,096
Series A, AMT, 5.00%, 03/01/47	6,770	8,083,041
Series A-1, AMT, 6.25%, 03/01/34	1,400	1,406,384
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	200	227,838
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/47.	6,000	7,212,600
San Diego County Regional Airport Authority, Refunding RB
AMT, 5.00%, 07/01/37	350	447,545
AMT, 5.00%, 07/01/38	350	446,351
AMT, 5.00%, 07/01/39	500	635,670
AMT, 5.00%, 07/01/40	700	887,194
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	1,900	2,102,939
Series A, AMT, 5.00%, 05/01/40	3,785	4,322,508
Series A, AMT, 5.00%, 05/01/44	8,660	10,435,944
Series A, AMT, 5.00%, 05/01/49	3,500	4,309,130
Series D, AMT, 5.00%, 05/01/43	7,715	9,455,273

		105,499,636

Utilities — 3.9%
Anaheim Public Financing Authority, RB, Series A, 5.38%, 04/01/21(b)	5,000	5,043,350
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/21(b)	7,200	7,464,024
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/36	2,335	2,793,851
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.25%, 08/01/47	5,000	6,438,600

		21,739,825

Total Municipal Bonds in California		466,803,025

Puerto Rico — 4.6%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	713	797,982
Series A-1, Restructured, 5.00%, 07/01/58	1,051	1,193,579
Series A-2, Restructured, 4.33%, 07/01/40	1,393	1,539,780
Series A-2, Restructured, 4.78%, 07/01/58	136	152,410
Series B-1, Restructured, 4.75%, 07/01/53	735	822,531
Series B-1, Restructured, 5.00%, 07/01/58	8,899	10,097,428

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.33%, 07/01/40	$7,022	$7,761,276
Series B-2, Restructured, 4.78%, 07/01/58	713	798,838
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(a)	9,402	2,973,383

Total Municipal Bonds in Puerto Rico		26,137,207

Total Municipal Bonds — 87.4% (Cost: $451,852,686)		492,940,232

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 74.6%

County/City/Special District/School District — 23.2%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	9,500	11,435,150
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	4,996	5,760,785
Los Angeles County Facilities, Inc., RB, Series A, 5.00%, 12/01/51(f)	11,420	14,083,713
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(f)	7,075	8,949,946
Palomar Community College District, GO, Series C, 5.00%, 08/01/44(b)	15,140	18,381,020
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45	10,000	11,969,598
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43.	10,005	12,215,905
San Luis Obispo County Community College District, Refunding GO, Series A, 4.00%, 08/01/40	6,585	7,510,587
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/45	17,615	21,123,019
West Valley-Mission Community College District, GO, Series B, 4.00%, 08/01/40	17,000	19,369,970

		130,799,693

Education — 9.1%
California State University, Refunding RB, Series A, 5.00%, 11/01/43.	13,002	15,689,941
University of California, RB, Series AM, 5.25%, 05/15/44	9,210	10,667,759
University of California, Refunding RB, Series I, 5.00%, 05/15/40	21,105	24,944,420

		51,302,120

Health — 18.8%
California Health Facilities Financing Authority, RB
5.00%, 11/15/56	6,000	7,375,560
Series A, 5.00%, 08/15/23(b)	10,000	11,233,900
Series A, 4.00%, 11/15/42	7,500	8,645,700
Series B, 5.00%, 08/15/55	4,500	5,427,675
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/25(b)	24,940	30,319,807

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Series A, 4.00%, 10/01/47	$6,018	$6,807,739
Sub-Series A-2, 4.00%, 11/01/44	13,280	15,534,280
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	19,860	20,915,360

		106,260,021

State — 1.7%
State of California, GO, 4.00%, 03/01/50(f)	5,000	6,001,000
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,681,900

		9,682,900

Transportation — 9.4%
Bay Area Toll Authority, Refunding RB(f)
4.00%, 04/01/42	11,250	13,089,035

4.00%, 04/01/49	6,555	7,468,243
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	5,500	6,469,265
Series B, AMT, 5.00%, 05/15/41	3,645	4,340,689
Series B, AMT, 5.00%, 05/15/46	5,000	5,916,700
Series D, AMT, 5.00%, 05/15/41	13,311	15,612,617

		52,896,549

Utilities — 12.4%
Anaheim Public Financing Authority, Refunding RB
Series A, 5.00%, 05/01/39	6,000	6,637,620
Series A, 5.00%, 05/01/46	13,500	14,884,424
Beaumont Public Improvement Authority, RB, Series A, 5.00%, 09/01/49	6,000	7,154,520
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	6,290	7,479,691
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	18,771,851
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	10,130,232
Mountain House Public Financing Authority, RB, Series A, 4.00%, 12/01/55	4,500	5,229,990

		70,288,328

Total Municipal Bonds in California		421,229,611

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 74.6% (Cost: $380,682,918)		421,229,611

Total Long-Term Investments — 162.0% (Cost: $832,535,604)		914,169,843

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(g)(h)	$10,594,361	$10,595,421

Total Short-Term Securities — 1.9% (Cost: $10,594,361)		10,595,421

Total Investments — 163.9% (Cost: $843,129,965)		924,765,264

Other Assets Less Liabilities — 0.5%		2,317,686

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.9)%		(196,635,546)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.5)%		(166,221,592)

Net Assets Applicable to Common Shares — 100.0%		$564,225,812

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to March 1, 2028, is $29,423,078. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$209,674	$10,384,642	(a)	$—	$45	$1,060	$10,595,421	10,594,361	$223	$—

(a)	Represents net amount purchased (sold).

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	189	03/22/21	$ 25,899	$190,167
Long U.S. Treasury Bond	79	03/22/21	13,329	517,227

				$707,394

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$707,394	$—	$707,394

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$167,128	$—	$167,128

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$707,394	$—	$707,394

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$40,402,969

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$492,940,232	$—	$492,940,232
Municipal Bonds Transferred to Tender Option Bond Trusts	—	421,229,611	—	421,229,611
Short-Term Securities
Money Market Funds	10,595,421	—	—	10,595,421

	$10,595,421	$914,169,843	$—	$924,765,264

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$707,394	$—	$—	$707,394

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(196,550,164)	$—	$(196,550,164)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(363,050,164)	$—	$(363,050,164)

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$630	$761,859

New York — 119.4%

Corporate — 3.8%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	12,070	17,642,115
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,160	1,200,264
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	635	789,083
AMT, 5.00%, 10/01/40	1,800	2,221,308

		21,852,770

County/City/Special District/School District — 27.0%
City of New York, GO
Series A-1, 5.00%, 08/01/21(b)	1,950	1,997,697
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,335,473
Sub-Series D-1, 5.00%, 10/01/21(b)	2,810	2,901,690
Sub-Series D-1, 5.00%, 08/01/31	1,300	1,446,328
Sub-Series D-1, 5.00%, 10/01/33	5,540	5,708,084
City of New York, Refunding GO
Series E, 5.50%, 08/01/25	5,435	6,120,027
Series E, 5.00%, 08/01/32	2,040	2,269,112
Series I, 5.00%, 08/01/22(b)	490	525,868
City of Yonkers New York, GO(c)
Series B, 4.00%, 02/15/36	205	250,131
Series B, 4.00%, 02/15/37	325	395,223
Series B, 4.00%, 02/15/38	355	430,256
Series B, 3.00%, 02/15/39	325	356,311
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,770	2,179,065
Series B, (AGM), 5.00%, 07/01/45	2,185	2,694,389
Erie County Industrial Development Agency, RB
Series A, (SAW), 5.25%, 05/01/31	2,305	2,333,029
Series A, (SAW), 5.25%, 05/01/32	1,000	1,012,150
Erie County Industrial Development Agency, Refunding RB
Series A, (SAW), 5.00%, 05/01/28	750	906,578
Series A, (SAW), 5.00%, 05/01/29	4,060	4,905,251
Metropolitan Transportation Authority, Refunding RB
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,902,456
Sub-Series B-2, 4.00%, 11/15/34	3,000	3,527,040
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/36	6,400	6,411,584
(AMBAC), 5.00%, 01/01/39	1,750	1,752,800
(AGC), 6.38%, 01/01/39	1,000	1,004,640
(AGC), 0.00%, 03/01/39(d)	5,000	3,028,900
(AGC), 0.00%, 03/01/43(d)	4,330	2,252,812
New York City Industrial Development Agency, Refunding RB, 3.00%, 03/01/49	2,215	2,330,534
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	1,000	1,127,010
Series A-2, 5.00%, 08/01/38	4,105	5,081,210
Sub-Series A-1, 5.00%, 08/01/40	1,025	1,288,261
Sub-Series A-3, 4.00%, 08/01/43	3,320	3,779,256
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,890,039

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series B-1, 5.00%, 11/01/36	$1,690	$1,944,835
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,817,760
Sub-Series E-1, 5.00%, 02/01/43	975	1,189,461
Sub-Series F-1, 5.00%, 05/01/42	7,175	8,817,644
New York Convention Center Development Corp., RB, CAB(d)
Series B, Sub Lien, 0.00%, 11/15/32	685	492,858
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,275,173
Series B, Sub Lien, 0.00%, 11/15/47	6,740	2,560,189
Series B, Sub Lien, 0.00%, 11/15/48	3,550	1,342,362
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,825	2,415,969
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	7,370	8,381,754
5.00%, 11/15/45	13,995	15,878,307
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	2,570	2,662,597
5.00%, 11/15/44	2,000	2,070,180
5.75%, 11/15/51	3,000	3,121,290
Class 1, 4.00%, 09/15/35	1,090	1,136,096
Class 2, 5.00%, 09/15/43	3,725	3,913,410
Series 1, Class 1, 5.00%, 11/15/44(e)	6,110	6,630,572
New York State Dormitory Authority, RB(b)
Series A, 5.00%, 07/01/21	1,500	1,530,540
Series A, 5.00%, 02/15/23	6,500	7,144,085
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/22(b)	1,490	1,593,629
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	750	840,788

		156,902,703

Education — 14.7%
Albany Capital Resource Corp., Refunding RB
Series A, 5.00%, 12/01/31	250	277,177
Series A, 5.00%, 12/01/32	100	110,471
Series A, 4.00%, 12/01/34	110	114,788
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, 5.38%, 04/01/21(b)	1,040	1,049,027
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	975	1,066,572
Series A, 5.00%, 06/01/43	525	593,954
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	841,248
5.00%, 07/01/48	1,030	1,244,106
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	1,180	1,440,981
4.00%, 07/01/46	2,235	2,515,917
Hempstead Town Local Development Corp., Refunding RB, 5.00%, 07/01/47	1,645	1,971,384
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	964,626
Series B, 5.00%, 07/01/43	2,940	3,480,254
Monroe County Industrial Development Corp., RB, Series B, 4.50%, 07/01/21(b)	3,885	3,956,057
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	1,440	1,608,624
Series A, 4.00%, 07/01/39	500	558,385

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Monroe County Industrial Development Corp., Refunding RB (continued)
Series A, 4.00%, 07/01/50	$1,245	$1,468,440
New York State Dormitory Authority, RB
(AGM), 5.75%, 05/01/21(b)	2,075	2,104,091
1st Series, (AMBAC), 5.50%, 07/01/40	4,580	6,998,011
Series A, 5.00%, 07/01/21(b)	325	331,520
Series A, 5.50%, 07/01/21(b)	1,550	1,584,301
Series B, 5.00%, 07/01/22(b)	3,840	4,105,613
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,428,882
Series A, 5.00%, 07/01/22(b)	8,730	9,333,854
Series A, 5.25%, 07/01/23(b)	12,930	14,521,941
Series A, 5.00%, 07/01/35	1,380	1,611,178
Series A, 4.00%, 07/01/37	240	269,462
Series A, 5.00%, 07/01/37	2,240	2,546,253
Series A, 5.00%, 07/01/38	1,475	1,776,977
Series A, 5.00%, 07/01/43	2,520	2,936,732
Series A, 5.00%, 07/01/46	2,490	2,952,393
Onondaga County Trust for Cultural Resources, RB, 5.00%, 12/01/21(b)	2,340	2,435,472
St. Lawrence County Industrial Development Agency, RB, 5.38%, 09/01/41	500	511,500
Troy Capital Resource Corp., Refunding RB, 4.00%, 09/01/40	985	1,120,615
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,616,822
Series A, 5.00%, 07/01/41	825	947,232
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	380	432,809
Series A, 5.00%, 10/15/50	645	721,465

		85,549,134

Health — 8.2%
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,760	3,011,767
Monroe County Industrial Development Corp. Refunding RB, 3.00%, 12/01/40	1,270	1,347,648
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	855	941,894
5.00%, 12/01/46	1,280	1,493,018
Monroe County Industrial Development Corp., Refunding RB
(FHA INS), 5.50%, 08/15/40	5,650	5,660,904
4.00%, 12/01/46	2,910	3,292,054
Series A, 5.00%, 12/01/32	830	889,702
Series A, 5.00%, 12/01/37	350	374,804
New York City Health and Hospitals Corp., Refunding RB, Series A, 5.00%, 02/15/30	2,200	2,201,782
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,047,190
Series D, 4.25%, 05/01/39	300	314,157
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	815	896,549
1st Series, 5.00%, 07/01/42	2,625	3,262,665
Series A, 5.00%, 05/01/21(b)	4,000	4,048,680
Series A, 5.25%, 05/01/21(b)	9,220	9,337,832
Series A, 5.00%, 05/01/32	3,525	4,178,817

Security	Par (000)	Value

Health (continued)
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	$2,775	$2,951,767
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	625	715,294
Westchester County Healthcare Corp., Refunding RB, Series A, Senior Lien, 5.00%, 11/01/21(b)	1,790	1,855,729

		47,822,253

Housing — 9.1%
New York City Housing Development Corp., Series 2014-8SPR, Class F, 4.50%, 02/15/48	1,230	1,291,967
New York City Housing Development Corp. RB, Series I-1, (FHA), 2.55%, 11/01/45	3,820	3,901,366
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	790	866,733
Series A, 2.90%, 11/01/50	900	926,091
Series B-1, 5.25%, 07/01/32	6,865	7,558,159
Series B-1, 5.00%, 07/01/33	1,675	1,831,562
Series D-1-B, 4.20%, 11/01/40	550	589,540
Series G-1, 3.90%, 05/01/45	550	575,652
Series H, 2.55%, 11/01/45	1,265	1,279,257
Series H, 2.60%, 11/01/50	2,175	2,195,728
Series I-1-A, 3.95%, 11/01/36	550	602,976
Series I-1-A, 4.05%, 11/01/41	550	603,906
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	560	586,869
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,245	1,335,375
Series B-1-A, 3.75%, 11/01/54	1,725	1,853,512
Series D-1-B, (FHA 542(C)), 2.50%, 11/01/55	2,730	2,740,920
New York State Housing Finance Agency, RB, Series M-1, (SONYMA FHA), 2.65%, 11/01/54	765	780,323
New York State Housing Finance Agency, RB, M/F Housing
Series B, (GNMA/FNMA/FHLMC SONYMA COLL),
4.00%, 11/01/42	1,045	1,148,957
Series D, (SONYMA), 3.80%, 11/01/49	2,050	2,249,444
Series E, (SONYMA), 3.80%, 11/01/49	1,130	1,237,203
Series H, 4.15%, 11/01/43	1,650	1,852,603
Series H, 4.20%, 11/01/48	1,095	1,224,593
Series P, 3.15%, 11/01/54	1,315	1,378,383
Series A, AMT, 4.65%, 11/15/38	1,500	1,503,210
State of New York Mortgage Agency, RB, S/F Housing, Series 225, 2.45%, 10/01/45	500	512,335
State of New York Mortgage Agency, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	1,095	1,207,665
Series 218, AMT, 3.85%, 04/01/38	360	398,750
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	3,470	3,672,579
Series 213, 4.20%, 10/01/43	85	85,061
Series 194, AMT, 3.80%, 04/01/28	3,780	4,064,558
Yonkers Industrial Development Corp., RB, AMT, (SONYMA), 5.25%, 04/01/37	2,445	2,454,071

		52,509,348

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Other — 0.2%
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	$930	$978,406

State — 11.8%
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 5.00%, 07/15/37	2,000	2,349,700
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	1,910	2,452,325
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	6,070	7,136,195
New York State Dormitory Authority, RB
Series 2015B-C, 5.00%, 03/15/37	2,000	2,412,320
Series A, 5.00%, 03/15/39	1,610	2,017,153
Series A, 5.00%, 03/15/41	8,550	10,479,906
Series A, 5.00%, 02/15/42	3,000	3,621,750
Series B, 5.00%, 03/15/37	1,000	1,053,330
Series B, 5.00%, 03/15/39	2,280	2,810,077
Series B, 5.00%, 03/15/42	7,500	7,894,125
Series C, 4.00%, 03/15/45	3,900	4,378,530
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/46	4,400	5,204,320
Series B, 5.00%, 02/15/37	2,130	2,647,143
Series B, 4.00%, 02/15/46	2,835	3,201,651
Series E, 5.00%, 03/15/41	3,335	4,178,955
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/32	2,000	2,200,820
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	3,835	4,333,665

		68,371,965

Tobacco — 2.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,264,569
5.00%, 06/01/48	820	846,297
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,460	2,648,854
Series A-2-B, 5.00%, 06/01/51	800	845,760
Series B, 5.00%, 06/01/41	655	771,662
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,650	1,727,039
5.25%, 05/15/40	2,250	2,328,840
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	382,156
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	3,200	3,490,208

		15,305,385

Transportation — 26.1%
Buffalo & Fort Erie Public Bridge Authority, RB
5.00%, 01/01/42	1,250	1,492,537
5.00%, 01/01/47	1,545	1,837,129
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	800	961,456
Series A, 5.00%, 02/15/42	6,225	7,442,548
Series A, 4.00%, 02/15/44	2,685	3,014,020
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(b)	1,000	1,038,620
Series A, 5.00%, 05/15/23(b)	1,000	1,111,020
Series A, 5.00%, 11/15/42	3,500	4,274,130
Series A-1, 5.25%, 11/15/23(b)	5,405	6,170,618

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, RB (continued)
Series D, 5.25%, 11/15/21(b)	$3,450	$3,590,035
Series E, 5.00%, 11/15/38	7,785	8,465,409
Series H, 5.00%, 11/15/22(b)	930	1,011,012
Series H, 5.00%, 11/15/31	760	806,991
Sub-Series B-3, 5.00%, 11/15/23(b)	3,250	3,687,807
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	4,000	4,224,960
Series A, (AGM), 4.00%, 11/15/46	1,035	1,181,039
Series C-1, 4.75%, 11/15/45	1,795	2,171,196
Series C-1, 5.00%, 11/15/56	2,350	2,700,197
Sub-Series B-1, 5.00%, 11/15/51	2,815	3,362,883
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	6,242,385
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	3,500	3,651,515
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series B, Subordinate, 4.00%, 01/01/53	985	1,137,734
New York State Thruway Authority, RB, Series A, Junior Lien, 5.00%, 01/01/41	2,110	2,504,844
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(b)	7,475	7,810,478
Series J, 5.00%, 01/01/41	6,275	7,062,638
Series K, 5.00%, 01/01/29	2,225	2,606,587
Series K, 5.00%, 01/01/31	1,500	1,755,795
Series L, 5.00%, 01/01/34	840	1,053,032
Series L, 5.00%, 01/01/35	970	1,213,325
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,575	1,657,624
Series A, AMT, 5.00%, 07/01/41	2,155	2,430,624
Series A, AMT, 5.00%, 07/01/46	1,735	1,946,861
Series A, AMT, 5.25%, 01/01/50	10,730	12,181,984
New York Transportation Development Corp., Refunding RB
Class A, AMT, 4.00%, 12/01/41	275	320,081
Class A, AMT, 4.00%, 12/01/42	275	319,952
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	125	151,534
AMT, 5.00%, 04/01/35	110	132,811
AMT, 5.00%, 04/01/36	120	144,167
AMT, 5.00%, 04/01/37	140	167,300
AMT, 5.00%, 04/01/38	70	83,264
AMT, 5.00%, 04/01/39	95	112,493
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	5,895	6,681,570
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,633,230
Series 179, 5.00%, 12/01/38	1,390	1,571,284
178th Series, AMT, 5.00%, 12/01/43	750	827,738
195th Series, AMT, 5.00%, 04/01/36	1,500	1,802,130
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,000	1,031,850
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	773,536
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,142,830
Series 178th, AMT, 5.00%, 12/01/33	1,140	1,283,857
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,150	1,357,253
Series B, 5.00%, 11/15/40	1,010	1,206,859

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, RB (continued) Series B, 5.00%, 11/15/45	$1,500	$1,777,860
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/38	1,000	1,083,060
Series A, 5.25%, 11/15/45	1,460	1,739,955
Series A, 5.00%, 11/15/50	4,500	5,243,085
Series C, 5.00%, 11/15/37	1,050	1,335,873
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(d)	9,700	8,136,457

		151,859,062

Utilities — 15.9%
Long Island Power Authority, RB
5.00%, 09/01/35	2,000	2,564,940
5.00%, 09/01/36	975	1,223,293
5.00%, 09/01/37	3,825	4,886,820
5.00%, 09/01/42	335	413,725
5.00%, 09/01/47	1,075	1,310,554
Series A, (AGM), 5.00%, 05/01/21(b)	3,775	3,820,262
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	590	718,579
Series B, 5.00%, 09/01/46	825	996,493
New York City Water & Sewer System, RB
Series DD, 5.25%, 06/15/47	4,140	5,190,277
Series DD-1, 4.00%, 06/15/49	1,365	1,580,643
Series DD-1, 3.00%, 06/15/50	970	1,054,303
New York City Water & Sewer System, Refunding RB
Series EE, 5.00%, 06/15/40	5,170	6,555,663
Series HH, 5.00%, 06/15/39	3,000	3,569,970
Sub-Series AA-1, 3.00%, 06/15/50	1,700	1,841,814
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/21(b)	4,920	5,111,191
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	1,195	1,420,066
Series B, 5.00%, 03/15/45	5,145	6,097,391
Series B, Subordinate, 5.00%, 06/15/48	1,345	1,690,114
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	4,275	5,125,896
Series A, 5.00%, 06/15/45	18,920	22,566,262
Series B, 5.00%, 06/15/36	2,100	2,137,275
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	9,960	11,279,202
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,370,986

		92,525,719

Total Municipal Bonds in New York		693,676,745

Puerto Rico — 4.6%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	810,293
Series A-1, Restructured, 5.00%, 07/01/58	1,042	1,183,358
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,523,200
Series A-2, Restructured, 4.78%, 07/01/58	123	137,841
Series B-1, Restructured, 4.75%, 07/01/53	746	834,841

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 5.00%, 07/01/58	$9,024	$10,239,262
Series B-2, Restructured, 4.33%, 07/01/40	7,120	7,869,594
Series B-2, Restructured, 4.78%, 07/01/58	722	808,922
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	10,522	3,327,582

Total Municipal Bonds in Puerto Rico		26,734,893

Total Municipal Bonds — 124.1% (Cost: $653,929,801)		721,173,497

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 34.6%

County/City/Special District/School District — 2.9%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	3,500	3,978,170
Hudson Yards Infrastructure Corp., RB
5.75%, 02/15/21(b)(g)	2,257	2,263,445
5.75%, 02/15/47	1,388	1,392,404
New York City Transitional Finance Authority Future Tax
Secured Revenue, RB
Sub-Series D-1, 5.00%, 11/01/38	4,125	4,273,046
Sub-Series F-1, 5.00%, 05/01/38	4,123	5,076,126

		16,983,191

Education(b) — 1.3%
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21	5,198	5,303,646
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23	1,981	2,221,067

		7,524,713

Housing — 3.8%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	2,733	2,928,697
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	4,370	4,902,266
New York City Housing Development Corp., Refunding RB, M/F Housing, Series B-1-A, 3.85%, 05/01/58	2,625	2,831,404
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	5,457	6,044,473
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,412	2,707,256
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	2,471	2,641,674

		22,055,770

State — 5.6%
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	2,000	2,559,280
Series C, 5.00%, 03/15/41	1,650	1,659,422
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(g)	3,549	4,479,269
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	3,940	4,058,161

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	$1,001	$1,179,746
Sales Tax Asset Receivable Corp., Refunding RB
Series A, 5.00%, 10/15/31	7,995	9,352,471
Series A, 4.00%, 10/15/32	8,000	9,040,240

		32,328,589

Transportation — 14.4%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	18,000	18,778,692
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	3,645	3,839,279
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(g)	5,953	6,900,874
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,805	3,199,046
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	3,900	4,657,965
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	6,000	6,198,180
Consolidated, Series 211, 5.00%, 09/01/48	4,760	5,850,992
Series 169th, AMT, 5.00%, 10/15/25	7,990	8,254,392
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46.	15,000	17,924,100
Series C-2, 5.00%, 11/15/42	6,675	8,268,523

		83,872,043

Utilities — 6.6%
New York City Water & Sewer System, Refunding RB
5.00%, 06/15/38(g)	1,391	1,744,484
Series BB, 5.00%, 06/15/44	3,991	4,154,029
Series HH, 5.00%, 06/15/32	9,900	10,076,715
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	6,557	7,738,031
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,500	4,276,580
Series B, 4.00%, 12/15/35	2,980	3,461,866
Series TE, Restructured, 5.00%, 12/15/41	5,998	6,792,650

		38,244,355

Total Municipal Bonds in New York		201,008,661

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.6% (Cost: $187,830,637)		201,008,661

Total Long-Term Investments — 158.7% (Cost: $841,760,438)		922,182,158

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	8,614,433	$8,614,433

Total Short-Term Securities — 1.5% (Cost: $8,614,433)		8,614,433

Total Investments — 160.2% (Cost: $850,374,871)		930,796,591

Other Assets Less Liabilities — 1.3%		7,552,982

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%		(109,952,168)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.6)%		(247,394,395)

Net Assets Applicable to Common Shares — 100.0%		$581,003,010

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 15, 2047, is $9,199,441.

See Note 4 of the Notes to Financial Statements for details.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio	$2,482,990	$6,132,077	(a)	$—	$(634)	$—	$8,614,433	8,614,433	$170	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	73	03/22/21	$10,003	$24,118
Long U.S. Treasury Bond	29	03/22/21	4,893	75,774

				$99,892

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$99,892	$—	$99,892

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$144,492	$—	$144,492

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$99,892	$—	$99,892

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$7,448,063

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$721,173,497	$—	$721,173,497
Municipal Bonds Transferred to Tender Option Bond Trusts	—	201,008,661	—	201,008,661
Short-Term Securities
Money Market Funds	8,614,433	—	—	8,614,433

	$8,614,433	$922,182,158	$—	$930,796,591

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$99,892	$—	$—	$99,892

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(109,912,127)	$—	$(109,912,127)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(357,612,127)	$—	$(357,612,127)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.8%
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	$1,565	$1,843,789
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	2,835	3,377,988
Tuscaloosa County Board of Education, ST, 5.00%, 02/01/43	2,485	3,006,626

		8,228,403

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	2,690	2,782,428

Arizona — 1.3%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	810	852,865
5.00%, 07/01/54	945	1,008,835
Series A, 5.00%, 07/01/39	1,480	1,528,870
Series A, 5.00%, 07/01/49	1,675	1,713,223
Series A, 5.00%, 07/01/54	1,290	1,315,658
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	2,545	2,575,565
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	1,620	1,674,173
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	630	701,102
5.00%, 07/01/54(a)	1,420	1,528,715
Series A, 5.00%, 09/01/42	435	536,455

		13,435,461

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	4,350	4,793,396

California — 8.9%
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/37	2,965	3,292,722
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	5,040	5,676,653
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	4,030	4,244,154
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	4,910	5,107,186
Series A-2, 5.00%, 06/01/47	1,340	1,393,814
Grossmont Union High School District, GO, CAB, 0.00%, 08/01/31(b)	5,110	4,431,852
Long Beach Unified School District, GO, CAB, Series B, 0.00%, 08/01/34(b)	5,000	4,066,050
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(c)	3,975	4,389,314
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	1,160	1,408,913
Series A, AMT, 5.00%, 03/01/37	1,275	1,547,378
Series A-1, AMT, 5.75%, 03/01/34	2,300	2,309,568
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(b)	7,620	4,951,933
Poway Unified School District, Refunding GO, CAB(b) 0.00%, 08/01/35	7,820	6,029,611

Security	Par (000)	Value

California (continued)
Poway Unified School District, Refunding GO, CAB(b) (continued)
Series B, 0.00%, 08/01/36	$10,000	$7,469,100
Rio Hondo Community College District, GO, CAB(b)
Series C, 0.00%, 08/01/37	8,000	5,979,280
Series C, 0.00%, 08/01/38	12,940	9,416,956
San Diego Unified School District, GO, CAB, Series G, 0.00%, 01/01/24(d)	8,765	4,522,210
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(b)	3,485	3,065,127
San Joaquin County Transportation Authority, Refunding RB, Series A, 6.00%, 03/01/21(d)	1,830	1,838,729
San Marcos Unified School District, GO, Series A, 5.00%, 08/01/21(d)	3,400	3,483,028
State of California, GO, Series 2007-2, (NPFGC), 5.50%, 04/01/30	10	10,043
State of California, Refunding GO
5.00%, 09/01/41	2,700	2,774,871
5.00%, 10/01/41	2,555	2,634,690
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(b)	6,545	4,592,888

		94,636,070

Colorado — 2.4%
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	2,530	2,577,665
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	3,365	3,609,232
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	7,500	9,317,925
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,717,035
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,247,022
STC Metropolitan District No.2, Refunding GO
Series A, 5.00%, 12/01/38	1,285	1,378,779
Series A, 5.00%, 12/01/49	1,000	1,058,990

		25,906,648

Connecticut — 0.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	390	403,120

Florida — 9.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	4,535	5,115,253
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	1,475	1,492,523
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,972,920
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,965	3,647,662
City of Tampa Florida, RB, CAB(b)
Series A, 0.00%, 09/01/39	1,100	627,198
Series A, 0.00%, 09/01/40	1,000	542,910
Series A, 0.00%, 09/01/41	1,280	662,272
Series A, 0.00%, 09/01/42	1,150	567,456
Series A, 0.00%, 09/01/45	2,000	856,060
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/40	3,000	3,497,700
Series A, AMT, 5.00%, 10/01/42	3,000	3,610,830

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.63%, 10/01/26	$2,600	$2,671,084
Series A, AMT, 5.38%, 10/01/32	3,440	3,528,580
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	608,917
Series B, AMT, 5.00%, 10/01/40	6,500	7,927,205
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	5,695	6,512,232
Series B, AMT, 6.00%, 10/01/30	1,820	2,075,055
Series B, AMT, 6.25%, 10/01/38	1,165	1,332,166
Series B, AMT, 6.00%, 10/01/42	1,865	2,129,494
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	1,500	1,602,090
Series A, AMT, 5.00%, 08/01/29(e)	595	619,246
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	820	881,426
Greater Orlando Aviation Authority, ARB, Sub- Series A, AMT, 5.00%, 10/01/42	4,760	5,709,620
LT Ranch Community Development District, SAB
4.00%, 05/01/40	1,415	1,483,656
4.00%, 05/01/50	2,000	2,060,480
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	14,360	16,384,473
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	1,675	2,034,153
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,550	1,732,652
5.00%, 08/01/47	4,590	5,057,537
Palm Beach County Solid Waste Authority, Refunding RB
Series B, 5.00%, 10/01/21(d)	50	51,631
Series B, 5.00%, 10/01/31	3,050	3,148,088
Parker Road Community Development District, Refunding SAB
3.88%, 05/01/40	900	934,803
4.10%, 05/01/50	1,000	1,038,040
Town of Davie Florida, Refunding RB, 5.00%, 04/01/37	4,630	5,611,838
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	640	679,514
4.13%, 05/01/38	630	667,737

		102,074,501

Georgia — 0.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,405	1,670,489
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,352,034
Private Colleges & Universities Authority, RB
5.00%, 04/01/33	395	447,859
5.00%, 04/01/44	1,775	1,972,326

		5,442,708

Hawaii — 1.2%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,385	2,904,835

Security	Par (000)	Value

Hawaii (continued)
State of Hawaii Airports System Revenue, COP
AMT, 5.00%, 08/01/27	$2,000	$2,215,940
AMT, 5.00%, 08/01/28	1,775	1,964,712
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	5,275	5,894,285

		12,979,772

Illinois — 13.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	825	1,039,277
Series A, 5.00%, 12/01/35	760	954,720
Series A, 5.00%, 12/01/36	710	890,084
Series A, 5.00%, 12/01/37	760	952,014
Series A, 5.00%, 12/01/38	630	788,533
Series A, 5.00%, 12/01/39	1,725	2,156,819
Series A, 5.00%, 12/01/40	2,250	2,811,465
Series A, 5.00%, 12/01/41	1,480	1,843,695
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/34	3,035	3,380,292
Chicago O’Hare International Airport, ARB
Series D, AMT, Senior Lien, 5.00%, 01/01/42	2,865	3,423,933
Series D, Senior Lien, 5.25%, 01/01/42	8,285	10,193,367
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, Senior Lien, 5.00%, 01/01/22(d)	2,425	2,527,965
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	1,620	1,688,915
Cook County Community College District No.508, GO, 5.13%, 12/01/38	3,250	3,601,162
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	615	653,493
Illinois Finance Authority, RB, Series A, 5.75%, 08/15/34	8,700	8,958,651
Illinois Finance Authority, Refunding RB
4.00%, 08/15/40	1,770	2,142,674
Series C, 5.00%, 08/15/44	985	1,113,858
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	8,540	10,487,889
Metropolitan Pier & Exposition Authority, RB, CAB(b)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	14,461,800
Series A, (NPFGC), 0.00%, 12/15/34	41,880	29,149,318
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(b)	9,430	4,682,561
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	1,700	1,733,320
State of Illinois, GO
5.25%, 07/01/29	3,160	3,475,621
5.00%, 05/01/32	7,500	8,381,400
5.25%, 02/01/33	5,860	6,542,866
5.50%, 07/01/33	2,235	2,448,375
5.25%, 02/01/34	5,360	5,980,098
5.50%, 07/01/38	1,200	1,310,712

		137,774,877

Indiana — 0.7%
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	2,900	2,993,989
Series A, AMT, 5.00%, 07/01/40	2,425	2,614,659
Series A, AMT, 5.00%, 07/01/44	1,400	1,503,614

		7,112,262

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky — 2.1%
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(d)	$1,000	$1,099,490
Kentucky Public Energy Authority, RB, Series C-1, 4.00%, 12/01/49(e)	10,125	11,536,729
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.60%, 07/01/39(c)	8,225	9,708,625

		22,344,844

Louisiana — 1.8%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	670	825,728
Series B, (AGM), 5.00%, 12/01/35	895	1,099,382
Series B, (AGM), 5.00%, 12/01/36	805	987,188
Series B, (AGM), 5.00%, 12/01/37	1,005	1,230,954
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A, Sub Lien, 5.00%, 02/01/24(d)	8,155	9,339,840
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,419,150

		18,902,242

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	5,950	6,634,012
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	2,160	2,306,685
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/23(d)	3,495	3,884,553

		12,825,250

Michigan — 4.6%
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(d)	16,100	16,753,178
Michigan State Building Authority, Refunding RB(d)
Series I-A, 5.38%, 10/15/21	3,975	4,122,035
Series II-A, (AGM), 5.25%, 10/15/21	8,040	8,330,324
Michigan State University, Refunding RB, Series B, 4.00%, 02/15/39	2,125	2,504,143
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	2,264,480
AMT, 5.00%, 12/31/43	9,940	12,081,474
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,330	1,494,508
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(d)	1,080	1,214,676

		48,764,818

Nebraska — 0.7%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,825	7,344,383

Nevada — 0.1%
City of Las Vegas Nevada Special Improvement
District No.814, SAB
4.00%, 06/01/39	380	392,719
4.00%, 06/01/44	1,065	1,087,940

		1,480,659

New Jersey — 11.4%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	590	699,079
Series WW, 5.25%, 06/15/25(d)	55	66,906
Series WW, 5.25%, 06/15/33	445	523,965
Series WW, 5.00%, 06/15/34	570	662,477

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series WW, 5.00%, 06/15/36	$2,635	$3,044,216
Series WW, 5.25%, 06/15/40	970	1,119,108
AMT, 5.13%, 01/01/34	1,930	2,148,167
AMT, 5.38%, 01/01/43	4,920	5,376,822
New Jersey Economic Development Authority, Refunding RB
Series N-1, (AMBAC), 5.50%, 09/01/24	6,325	7,381,022
Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	2,191,444
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	4,255	4,533,192
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	480	493,651
1st Series, AMT, 5.50%, 12/01/26	690	709,603
1st Series, AMT, 5.75%, 12/01/28	75	77,279
1st Series, AMT, 5.88%, 12/01/33	6,895	7,146,392
Series B, AMT, 3.25%, 12/01/39	7,670	7,990,529
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,645	2,781,667
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/29	2,145	2,559,886
Series A, 5.50%, 06/15/21(d)	2,980	3,039,034
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,832,760
Series A, 5.00%, 06/15/28	4,205	5,026,615
Series AA, 5.25%, 06/15/33	4,150	4,580,563
Series AA, 5.00%, 06/15/38	3,990	4,507,184
Series AA, 5.50%, 06/15/39	5,625	6,220,181
Series B, 5.00%, 06/15/21(d)	2,575	2,621,273
Series B, 5.50%, 06/15/31	1,000	1,019,770
Series D, 5.00%, 06/15/32	1,825	2,101,579
New Jersey Transportation Trust Fund Authority, RB, CAB(b)
Series A, 0.00%, 12/15/35	10,000	7,000,600
Series C, (AGC, AMBAC), 0.00%, 12/15/25	8,550	8,172,261
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,000	4,840,240
Series A, 5.25%, 06/01/46	11,035	13,509,819
Sub-Series B, 5.00%, 06/01/46	2,675	3,184,293

		120,161,577

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	540	579,512
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	1,040	1,219,889

		1,799,401

New York — 8.7%
City of New York, GO, Series C, 5.00%, 08/01/42	2,585	3,350,961
Hudson Yards Infrastructure Corp., RB
5.75%, 02/15/21(d)	1,190	1,192,404
5.75%, 02/15/47	715	718,125
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.25%, 11/15/57	4,000	4,724,880
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
4.00%, 05/01/44	5,000	5,990,900
Series C, 4.00%, 05/01/45	6,500	7,754,890
Sub-Series E-1, 5.00%, 02/01/39	6,440	7,883,912
Sub-Series F-1, 5.00%, 05/01/39	3,360	4,136,395

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Series C-3, Subordinate, 5.00%, 05/01/41	$5,000	$6,239,050
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	4,150	4,498,849
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	3,055	3,315,286
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	4,550	5,506,820
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	5,000	6,216,250
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/43	7,500	9,366,375
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	8,300	9,423,156
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,105	1,373,128
AMT, 5.00%, 10/01/40	3,115	3,844,097
Port Authority of New York & New Jersey, ARB
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	2,500	3,108,175
Consolidated, 221st Series, AMT, 4.00%, 07/15/40	3,000	3,518,940

		92,162,593

Ohio — 4.2%
American Municipal Power, Inc., Refunding RB
Series A, 5.00%, 02/15/38	2,375	2,849,288
Series A, 5.00%, 02/15/41	4,000	4,774,040
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,125	15,298,894
County of Lucas Ohio, Refunding RB, Series A,
6.50%, 11/15/21(d)	3,000	3,151,410
County of Montgomery Ohio, RB, 5.45%, 11/13/23(d)	11,135	12,753,806
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	1,950	2,146,170
Series A-1, Junior Lien, 5.25%, 02/15/33	2,730	3,003,955

		43,977,563

Oregon — 0.2%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	395	491,913
Series A, 5.00%, 06/15/40	420	522,245
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(b)	2,800	1,558,060

		2,572,218

Pennsylvania — 7.4%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	2,180	2,731,649
Series B, 5.00%, 06/01/22(d)	3,305	3,521,213
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	7,115	8,349,026
AMT, 5.00%, 12/31/38	6,850	7,964,221
AMT, 5.00%, 06/30/42	8,805	10,133,674
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	5,693,500

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	$8,075	$9,104,966
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,775	2,064,236
Series A-1, 5.00%, 12/01/41	2,320	2,794,440
Series B, 5.00%, 12/01/40	4,920	5,912,561
Series C, 5.50%, 12/01/23(d)	1,565	1,803,005
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,886,159
Series A, Subordinate, 5.00%, 12/01/44	5,000	6,252,050
Pennsylvania Turnpike Commission, Refunding RB,
Series A-1, 5.00%, 12/01/40	2,165	2,576,502

		77,787,202

Puerto Rico — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,493,000
Series A-1, Restructured, 5.00%, 07/01/58	2,007	2,279,270
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,621,938
Series A-2, Restructured, 4.78%, 07/01/58	214	239,821
Series B-1, Restructured, 4.75%, 07/01/53	1,302	1,457,055
Series B-1, Restructured, 5.00%, 07/01/58	15,757	17,878,995
Series B-2, Restructured, 4.33%, 07/01/40	12,433	13,741,946
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,412,812
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	13,457	4,255,776

		45,380,613

Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	3,000	3,188,160
Series B, 5.00%, 06/01/50	7,465	8,071,307

		11,259,467

South Carolina — 5.8%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	2,630	2,637,127
5.00%, 11/01/43	5,000	6,257,850
5.00%, 04/01/44	285	317,473
4.00%, 04/01/49	270	283,219
5.00%, 04/01/49	765	849,777
4.00%, 04/01/54	580	608,240
5.00%, 04/01/54	1,385	1,538,223
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, (AGM), 6.50%, 08/01/21(d)	3,600	3,714,696
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(d)	6,530	7,907,112
AMT, 5.00%, 07/01/38	3,380	4,154,426
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	11,450	13,298,144
Series E, 5.50%, 12/01/53	4,525	5,144,201
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	5,870	6,611,205
Series B, (AGM-CR), 5.00%, 12/01/56	7,155	8,554,232

		61,875,925

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 0.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB,
Series A, 5.25%, 10/01/58	$4,665	$5,460,989

Texas — 11.7%
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	11,345	12,192,018
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	828,982
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	690	805,071
Series A, AMT, 6.63%, 07/15/38	1,295	1,324,125
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	1,450	1,590,084
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 5.00%, 02/01/42	7,450	9,161,712
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21(d)	10,980	11,377,366
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,745	3,098,913
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43	7,940	10,011,546
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/38(b)	9,685	4,830,587
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(b)	5,810	3,354,229
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,385	1,446,688
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/39	9,080	11,325,212
Series B, 5.00%, 01/01/40	1,710	1,858,890
Series B, 5.00%, 01/01/43	12,355	14,982,167
San Antonio Public Facilities Corp., Refunding RB, CAB(b)
0.00%, 09/15/35	680	358,238
0.00%, 09/15/36	12,195	6,057,866
0.00%, 09/15/37	8,730	4,083,545
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/34	5,000	6,395,150
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	2,095	2,364,878
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	899,319
Texas Municipal Gas Acquisition & Supply Corp. III, RB
5.00%, 12/15/31	1,665	1,818,113
5.00%, 12/15/32	3,930	4,286,215
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	3,630	4,138,599
Texas Water Development Board, RB, Series B, 4.00%, 10/15/43	4,315	5,184,127

		123,773,640

Utah — 1.2%
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/37	3,475	4,283,806
Series A, AMT, 5.00%, 07/01/42	3,490	4,182,661

Security	Par (000)	Value

Utah (continued)
Salt Lake City Corp. Airport Revenue, ARB (continued)
Series A, AMT, 5.00%, 07/01/43	$3,190	$3,855,115
Utah Charter School Finance Authority, RB(a)
Series A, 5.00%, 06/15/39	190	200,997
Series A, 5.00%, 06/15/49	380	398,700

		12,921,279

Vermont — 0.4%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	3,755	4,002,192

Washington — 3.7%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/38	20,000	24,110,400
Series C, AMT, 5.00%, 04/01/40	2,830	3,253,679
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	1,000	1,068,240
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.00%, 08/15/41	9,000	10,410,480

		38,842,799

Wisconsin — 2.3%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	450	534,550
Series A-1, 5.00%, 01/01/55(a)	1,640	1,701,385
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/39	100	103,856
5.00%, 09/01/49	145	148,238
5.00%, 09/01/54	660	671,557
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	9,401,238
Series A, 5.00%, 11/15/36	4,815	5,809,972
Series A, 5.00%, 11/15/39	5,000	6,033,400

		24,404,196

Total Municipal Bonds — 112.9% (Cost: $1,045,984,513)		1,193,613,496

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	8,500	10,502,770

California — 2.9%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(g)	7,074	8,949,205
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB,
Series E, AMT, 5.00%, 05/01/45	14,215	17,581,678
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,681,900

		30,212,783

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43(g)	5,833	7,197,164

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$3,932	$4,611,467

District of Columbia — 0.7%
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	6,880	7,396,482

Florida — 3.5%
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	12,435,798
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,806,732
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(d)	4,840	5,175,315
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	7,880	9,628,966

		37,046,811

Illinois — 5.5%
Illinois Finance Authority, Refunding RB, 5.00%, 02/15/41	10,000	12,074,498
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,836	6,349,198
Series A, 5.00%, 01/01/40	7,621	9,036,507
Series A, 5.00%, 01/01/44	12,000	15,038,520
Series B, 5.00%, 01/01/40	2,939	3,510,280
Series C, 5.00%, 01/01/36	10,000	11,739,597

		57,748,600

Kansas — 1.6%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(d)	13,470	17,286,182

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/46	4,204	4,798,874
Series E, 5.25%, 09/01/43	20,000	26,037,600

		30,836,474

Michigan — 2.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	5,591	6,477,795
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/38	10,000	12,056,899
Series I, 5.00%, 10/15/45	2,410	2,897,760

		21,432,454

Nevada — 2.3%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	9,730	12,248,512
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	9,840	11,900,988

		24,149,500

New Jersey — 1.9%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	12,544,400

Security	Par (000)	Value

New Jersey (continued)
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	$2,320	$2,769,825
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(g)	4,962	5,115,458

		20,429,683

New York — 6.3%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	15,521	17,231,875
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	9,850	11,176,106
New York City Water & Sewer System, Refunding RB, Series DD, 5.00%, 06/15/35	4,740	5,483,706
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/39	7,622	9,393,613
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	14,280	15,666,302
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,787,722

		66,739,324

Pennsylvania — 1.9%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	15,000	16,424,700
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	3,019,264

		19,443,964

Texas — 3.3%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	9,701	12,055,211
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(d)(g)	8,868	9,178,969
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(d)	1,798	1,997,004
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	9,840	11,696,513

		34,927,697

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	11,740	15,034,009

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	8,205	10,773,493

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB
Series A, 5.00%, 11/15/39	$12,650	$15,264,500
Series A, 5.00%, 04/01/42	2,490	2,680,012

		17,944,512

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.0% (Cost: $394,947,699)		433,713,369

Total Long-Term Investments — 153.9% (Cost: $1,440,932,212)		1,627,326,865

	Shares

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	20,207,161	20,211,203

Total Short-Term Securities — 1.9% (Cost: $20,209,819)		20,211,203

Total Investments — 155.8% (Cost: $1,461,142,031)		1,647,538,068

Other Assets Less Liabilities — 0.0%		30,432

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.1)%		(234,061,686)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.7)%		(355,996,856)

Net Assets Applicable to Common Shares — 100.0%		$1,057,509,958

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2021 to June 15, 2036, is $17,976,898. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended January 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/21	Shares Held at 01/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,684,353	$16,526,615	(a)	$—	$(44)	$279	$20,211,203	20,207,161	$395	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	357	03/22/21	$48,920	$101,986
Long U.S. Treasury Bond	141	03/22/21	23,789	472,144

				$574,130

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$574,130	$—	$574,130

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$812,531	$—	$812,531

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$574,130	$—	$574,130

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$36,354,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,193,613,496	$—	$1,193,613,496
Municipal Bonds Transferred to Tender Option Bond Trusts	—	433,713,369	—	433,713,369
Short-Term Securities
Money Market Funds	20,211,203	—	—	20,211,203

	$20,211,203	$1,627,326,865	$—	$1,647,538,068

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$574,130	$—	$—	$574,130

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(233,969,234)	$—	$(233,969,234)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(590,369,234)	$—	$(590,369,234)

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2021

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$512,980,659	$914,169,843	$922,182,158	$1,627,326,865
Investments at value — affiliated(b)	3,537,029	10,595,421	8,614,433	20,211,203
Cash	30,094	24,714	45,906	223,781
Cash pledged for futures contracts	138,000	558,000	210,000	1,021,000
Receivables:
Investments sold	—	—	3,082,709	1,699,081
Dividends — affiliated	34	56	68	164
Interest — unaffiliated	5,024,382	10,755,174	8,558,165	15,062,783
Variation margin on futures contracts	26,354	108,034	40,460	197,063
Prepaid expenses	6,906	81,066	198,833	260,968

Total assets	521,743,458	936,292,308	942,932,732	1,666,002,908

ACCRUED LIABILITIES
Payables:
Investments purchased	4,221,666	6,474,437	1,432,721	13,088,721
Income dividend distributions — Common Shares	1,137,298	1,823,503	2,038,709	3,509,760
Interest expense and fees	19,044	85,382	40,041	92,452
Investment advisory fees	231,342	391,451	398,191	693,961
Directors’ and Officer’s fees	2,605	319,629	335,666	580,742
Other accrued expenses	120,708	200,338	377,872	561,224

Total accrued liabilities	5,732,663	9,294,740	4,623,200	18,526,860

OTHER LIABILITIES
TOB Trust Certificates	59,850,474	196,550,164	109,912,127	233,969,234
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	166,221,592	247,394,395	355,996,856
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	131,000,000	—	—	—

Total other liabilities	190,850,474	362,771,756	357,306,522	589,966,090

Total liabilities	196,583,137	372,066,496	361,929,722	608,492,950

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$325,160,321	$564,225,812	$581,003,010	$1,057,509,958

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$290,717,417	$492,998,898	$523,145,396	$885,336,205
Accumulated earnings	34,442,904	71,226,914	57,857,614	172,173,753

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$325,160,321	$564,225,812	$581,003,010	$1,057,509,958

Net asset value per Common Share	$14.44	$16.40	$14.68	$15.52

(a) Investments at cost — unaffiliated	$465,875,978	$832,535,604	$841,760,438	$1,440,932,212
(b) Investments at cost — affiliated	$3,537,029	$10,594,361	$8,614,433	$20,209,819
(c) Preferred Shares outstanding	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	22,520,759	34,405,717	39,586,584	68,150,681
(g) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations (unaudited)

Six Months Ended January 31, 2021

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Dividends — affiliated	$63	$223	$170	$395
Interest — unaffiliated	9,751,715	15,732,017	16,598,702	29,026,345
Other income	—	—	2,890	4,158

Total investment income	9,751,778	15,732,240	16,601,762	29,030,898

EXPENSES
Investment advisory	1,409,426	2,297,454	2,345,049	4,066,440
Professional	41,597	50,965	58,767	79,052
Accounting services	41,238	62,046	62,962	88,339
Rating agency	25,553	25,553	36,852	36,852
Transfer agent	18,326	20,679	25,593	39,808
Directors and Officer	9,622	49,440	51,744	89,443
Registration	4,076	5,740	6,607	11,395
Printing and postage	1,217	1,634	1,651	1,964
Custodian	171	5,411	4,993	6,850
Liquidity fees	—	683,897	1,017,424	1,463,908
Remarketing fees on Preferred Shares	—	42,743	63,589	91,494
Miscellaneous	5,563	11,677	7,870	10,103

Total expenses excluding interest expense, fees and amortization of offering costs	1,556,789	3,257,239	3,683,101	5,985,648
Interest expense, fees and amortization of offering costs(a)	878,963	862,613	635,316	1,226,778

Total expenses	2,435,752	4,119,852	4,318,417	7,212,426
Less:
Fees waived and/or reimbursed by the Manager	(56,373)	(573)	(205)	(2,873)

Total expenses after fees waived and/or reimbursed	2,379,379	4,119,279	4,318,212	7,209,553

Net investment income	7,372,399	11,612,961	12,283,550	21,821,345

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	154,117	306,751	152,280	554,625
Investments — affiliated	(31)	45	(634)	(44)
Futures contracts	274,194	167,128	144,492	812,531

	428,280	473,924	296,138	1,367,112

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,948,461	9,108,466	5,304,075	29,336,078
Investments — affiliated	—	1,060	—	279
Futures contracts	162,465	707,394	99,892	574,130

	5,110,926	9,816,920	5,403,967	29,910,487

Net realized and unrealized gain	5,539,206	10,290,844	5,700,105	31,277,599

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$12,911,605	$21,903,805	$17,983,655	$53,098,944

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUE		MCA

	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,372,399	$13,342,840	$11,612,961	$20,689,198
Net realized gain (loss)	428,280	(4,288,274)	473,924	(8,788,310)
Net change in unrealized appreciation	5,110,926	8,808,380	9,816,920	17,662,098

Net increase in net assets applicable to Common Shareholders resulting from operations	12,911,605	17,862,946	21,903,805	29,562,986

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,836,627)	(12,183,730)	(10,941,018)	(19,485,918)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	6,074,978	5,679,216	10,962,787	10,077,068
Beginning of period	319,085,343	313,406,127	553,263,025	543,185,957

End of period	$325,160,321	$319,085,343	$564,225,812	$553,263,025

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	MYN		MYI

	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20	Six Months Ended 01/31/21 (unaudited)	Year Ended 07/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,283,550	$22,119,897	$21,821,345	$39,432,852
Net realized gain (loss)	296,138	(4,990,276)	1,367,112	(8,899,295)
Net change in unrealized appreciation	5,403,967	9,129,906	29,910,487	21,012,308

Net increase in net assets applicable to Common Shareholders resulting from operations	17,983,655	26,259,527	53,098,944	51,545,865

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,836,388)	(20,505,850)	(20,104,451)	(36,405,276)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	6,147,267	5,753,677	32,994,493	15,140,589
Beginning of period	574,855,743	569,102,066	1,024,515,465	1,009,374,876

End of period	$581,003,010	$574,855,743	$1,057,509,958	$1,024,515,465

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2021

	MUE	MCA	MYN	MYI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,911,605	$21,903,805	$17,983,655	$53,098,944
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	14,017,186	38,645,708	38,257,731	36,327,866
Purchases of long-term investments	(13,350,387)	(29,603,723)	(34,544,812)	(24,347,862)
Net purchases of short-term securities	(1,618,779)	(10,384,642)	(6,132,077)	(16,526,615)
Amortization of premium and accretion of discount on investments and other fees	1,406,512	3,035,271	2,805,506	2,594,155
Net realized gain on investments	(154,086)	(306,796)	(151,646)	(554,581)
Net unrealized appreciation on investments	(4,948,461)	(9,109,526)	(5,304,075)	(29,336,357)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	41	(38)	(42)	72
Interest — unaffiliated	(71,505)	272,586	185,586	(89,209)
Variation margin on futures contracts	(26,354)	(108,034)	(40,460)	(197,063)
Prepaid expenses	27,498	29,059	40,467	42,591
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(38,085)	(288,860)	(74,501)	(231,150)
Investment advisory fees	6,860	6,222	5,639	19,216
Directors’ and Officer’s fees	471	25,026	26,184	45,489
Other accrued expenses	(32,372)	(2,021)	3,629	12,332

Net cash provided by operating activities	8,130,144	14,114,037	13,060,784	20,857,828

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,836,627)	(10,941,018)	(11,638,455)	(19,627,396)
Repayments of TOB Trust Certificates	(1,125,423)	(19,000,000)	(4,367,794)	—
Repayments of Loan for TOB Trust Certificates	—	(13,500,000)	(1,321,238)	—
Proceeds from TOB Trust Certificates	—	16,500,000	3,191,238	789
Proceeds from Loan for TOB Trust Certificates	—	13,500,000	1,321,238	—
Decrease in bank overdraft	—	(97,567)	—	—
Amortization of deferred offering costs	—	7,262	10,133	13,560

Net cash used for financing activities	(7,962,050)	(13,531,323)	(12,804,878)	(19,613,047)

CASH
Net increase in restricted and unrestricted cash	168,094	582,714	255,906	1,244,781
Restricted and unrestricted cash at beginning of period	—	—	—	—

Restricted and unrestricted cash at end of period	$168,094	$582,714	$255,906	$1,244,781

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$917,048	$1,144,211	$699,684	$1,444,368

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$30,094	$24,714	$45,906	$223,781
Cash pledged
Futures contracts	138,000	558,000	210,000	1,021,000

	$168,094	$582,714	$255,906	$1,244,781

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	MUE

	Six Months Ended
	01/31/21		Year Ended July 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period	$14.17		$13.92	$13.55	$14.19	$15.08	$14.48

Net investment income(a)	0.33		0.59	0.57	0.69	0.75	0.78

Net realized and unrealized gain (loss)	0.24		0.20	0.40	(0.61)	(0.87)	0.63

Net increase (decrease) from investment operations	0.57		0.79	0.97	0.08	(0.12)	1.41

Distributions to Common Shareholders from net investment income(b)		(0.30)	(0.54)	(0.60)	(0.72)	(0.77)	(0.81)

Net asset value, end of period	$14.44		$14.17	$13.92	$13.55	$14.19	$15.08

Market price, end of period	$13.38		$13.12	$12.67	$12.36	$14.17	$14.94

Total Return Applicable to Common Shareholders(c)

Based on net asset value	4.28	%(d)	6.25%	7.96%	0.87%	(0.50)%	10.33%

Based on market price	4.36	%(d)	8.08%	7.72%	(7.85)%	0.29%	20.55%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.52	%(e)	2.07%	2.48%	2.24%	1.96%	1.56%

Total expenses after fees waived and/or reimbursed	1.49	%(e)	2.03%	2.45%	2.20%	1.92%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(f)	0.94	%(e)	0.95%	0.95%	0.95%	0.95%	0.95%

Net investment income to Common Shareholders	4.61	%(e)	4.29%	4.23%	4.96%	5.21%	5.32%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$325,160		$319,085	$313,406	$305,267	$319,413	$339,493

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$348,214		$343,577	$339,241	$333,028	$343,826	$359,155

Borrowings outstanding, end of period (000)	$59,850		$60,976	$58,458	$48,546	$62,841	$57,549

Portfolio turnover rate		3%	18%	26%	21%	19%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MCA

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$16.08		$15.79	$15.27	$15.73	$16.77	$16.11

Net investment income(a)	0.34		0.60	0.60	0.67	0.73	0.81

Net realized and unrealized gain (loss)	0.30		0.26	0.58	(0.45)	(0.94)	0.70

Net increase (decrease) from investment operations	0.64		0.86	1.18	0.22	(0.21)	1.51

Distributions to Common Shareholders(b)

From net investment income		(0.32)	(0.57)	(0.62)	(0.68)	(0.78)	(0.85)

From net realized gain	—		—	(0.04)	—	(0.05)	—

Total distributions to Common Shareholders		(0.32)	(0.57)	(0.66)	(0.68)	(0.83)	(0.85)

Net asset value, end of period	$16.40		$16.08	$15.79	$15.27	$15.73	$16.77

Market price, end of period	$15.09		$14.74	$14.29	$13.30	$15.18	$16.75

Total Return Applicable to Common Shareholders(c)

Based on net asset value	4.21	%(d)	5.98%	8.64%	1.86%	(0.92)%	9.84%

Based on market price	4.60	%(d)	7.35%	12.87%	(8.07)%	(4.26)%	20.15%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.49	%(e)	2.12%	2.62%	2.22%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed	1.49	%(e)	2.12%	2.62%	2.22%	1.91%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)(g)	1.18	%(e)	1.15%	0.97%	0.93%	0.92%	0.89%

Net investment income to Common Shareholders	4.19	%(e)	3.83%	3.96%	4.33%	4.64%	4.94%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$564,226		$553,263	$543,186	$525,532	$541,303	$576,764

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$438,874		$432,290	$426,238	$415,635	$425,107	$446,404

Borrowings outstanding, end of period (000)	$196,550		$199,050	$202,702	$214,550	$195,488	$176,433

Portfolio turnover rate		4%	21%	27%	25%	37%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016

Expense ratios	0.92%	0.91%	—%	—%	—%	—%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYN

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$14.52		$14.38	$13.74	$14.25	$15.07	$14.16

Net investment income(a)	0.31		0.56	0.52	0.58	0.64	0.70

Net realized and unrealized gain (loss)	0.15		0.10	0.63	(0.50)	(0.81)	0.94

Net increase (decrease) from investment operations	0.46		0.66	1.15	0.08	(0.17)	1.64

Distributions to Common Shareholders from net investment income(b)		(0.30)	(0.52)	(0.51)	(0.59)	(0.65)	(0.73)

Net asset value, end of period	$14.68		$14.52	$14.38	$13.74	$14.25	$15.07

Market price, end of period	$13.38		$13.26	$13.19	$11.89	$13.26	$14.40

Total Return Applicable to Common Shareholders(c)

Based on net asset value	3.42	%(d)	5.11%	9.15%	1.07%	(0.69)%	12.19%

Based on market price	3.22	%(d)	4.65%	15.69%	(6.00)%	(3.29)%	15.60%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.50	%(e)	2.05%	2.45%	2.19%	1.93%	1.51%

Total expenses after fees waived and/or reimbursed	1.50	%(e)	2.05%	2.45%	2.19%	1.93%	1.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)(g)	1.28	%(e)	1.21%	1.08%	0.91%	0.92%	0.89%

Net investment income to Common Shareholders	4.28	%(e)	3.91%	3.80%	4.11%	4.52%	4.79%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$581,003		$574,856	$569,102	$543,772	$564,202	$596,528

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$334,559		$332,077	$329,755	$319,528	$327,776	$340,827

Borrowings outstanding, end of period (000)	$109,912		$111,089	$104,473	$113,020	$113,374	$112,712

Portfolio turnover rate		4%	11%	19%	14%	13%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016

Expense ratios	0.90%	0.89%	—%	—%	—%	—%

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYI

	Six Months Ended 01/31/21 (unaudited)		Year Ended July 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$15.03		$14.81	$13.98	$14.48	$15.49	$14.79

Net investment income(a)	0.32		0.58	0.58	0.68	0.77	0.84

Net realized and unrealized gain (loss)	0.47		0.17	0.85	(0.44)	(0.96)	0.74

Net increase (decrease) from investment operations	0.79		0.75	1.43	0.24	(0.19)	1.58

Distributions to Common Shareholders from net investment income(b)		(0.30)	(0.53)	(0.60)	(0.74)	(0.82)	(0.88)

Net asset value, end of period	$15.52		$15.03	$14.81	$13.98	$14.48	$15.49

Market price, end of period.	$14.45		$13.55	$13.44	$12.46	$14.66	$15.63

Total Return Applicable to Common Shareholders(c)

Based on net asset value	5.47	%(d)	5.61%	11.11%	2.02%	(1.02)%	11.08%

Based on market price	8.92	%(d)	4.92%	13.13%	(10.18)%	(0.69)%	18.07%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.40	%(e)	1.95%	2.40%	2.11%	1.85%	1.45%

Total expenses after fees waived and/or reimbursed.	1.40	%(e)	1.95%	2.40%	2.11%	1.84%	1.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)(g)	1.16	%(e)	1.12%	1.03%	0.89%	0.89%	0.88%

Net investment income to Common Shareholders	4.23	%(e)	3.93%	4.16%	4.79%	5.30%	5.60%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$1,057,510		$1,024,515	$1,009,375	$952,810	$985,594	$1,053,232

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$396,720		$387,462	$383,214	$367,343	$376,541	$395,520

Borrowings outstanding, end of period (000)	$233,969		$233,968	$246,471	$261,702	$252,930	$261,803

Portfolio turnover rate		2%	18%	23%	22%	16%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/21 (unaudited)	Year Ended July 31,
		2020	2019	2018	2017	2016

Expense ratios	0.86%	0.86%	—%	—%	—%	—%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUE	$48,050	$117,537	$46,845	$212,432
MCA	140,865	434,786	139,443	715,094
MYN	86,872	234,602	79,275	400,749
MYI	197,180	506,819	157,268	861,267

For the six months ended January 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUE	$110,238,113		$59,850,474		0.06% — 0.22%	$60,009,546	0.70%
MCA	421,229,611		196,550,164		0.05 — 0.14	194,451,103	0.73
MYN	201,008,661		109,912,127		0.06 — 0.19	112,778,674	0.70

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MYI	$433,713,369		$233,969,234		0.06% — 0.34%	$233,969,120	0.73%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2021.

For the six months ended January 31, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MCA	$—	—%	$680,583	0.71%

MYN	—	—	21,542	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI

Investment advisory fees	0.55%	0.50%	0.50%	0.50%

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Notes to Financial Statements (unaudited) (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

MUE	$431
MCA	573
MYN	205
MYI	2,873

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2021 the waiver was $55,942.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MUE	$17,258,858	$14,017,186
MCA	36,078,160	38,645,708
MYN	34,531,665	41,340,440
MYI	37,436,583	34,789,153

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

MUE	$13,862,712

MCA	12,976,810

MYN	25,600,046

MYI	18,540,607

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Notes to Financial Statements (unaudited) (continued)

As of January 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUE	$410,128,565	$47,414,996	$(713,882)	$ 46,701,114
MCA	646,663,367	82,415,868	(156,741)	82,259,127
MYN	740,284,190	81,122,808	(422,641)	80,700,167
MYI	1,227,746,429	187,879,869	(1,483,334)	186,396,535

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

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Notes to Financial Statements (unaudited) (continued)

receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the six months ended January 31, 2021 and the year ended July 31, 2020, shares issued and outstanding remained constant for for all Funds.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

On September 28, 2020, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2021, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing

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Notes to Financial Statements (unaudited) (continued)

documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (for purposes of this section, each a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	247,700,000	5/01/41
MYI	5/19/11	3,564	356,400,000	6/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MCA	MYN	MYI

Expiration date	07/02/2021	07/09/2021	07/09/2021

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	Fitch Ratings, Inc. Short-Term Ratings	S&P Global Short-Term Ratings

MCA	Aa2	AAA	F1+	A-1+
MYN	Aa2	AAA	F1+	A-1+
MYI	Aa1	AAA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2021, the annualized dividend rate for the VRDP Shares were as follows:

	MCA	MYN	MYI

Dividend rates	0.17%	0.18%	0.20%

For the six months ended January 31, 2021, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

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Notes to Financial Statements (unaudited) (continued)

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

MUE	12/16/11	1,310	$131,000,000	07/02/23	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2021, the average annualized dividend rate for the VMTP Shares was 1.02%.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUE	$666,531	$—
MCA	140,257	7,262
MYN	224,434	10,133
MYI	351,951	13,560

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

	Dividend Per Common Share		Preferred Shares(a)

Fund Name	Paid(b)	Declared(c)	Shares	Series	Declared

MUE	$0.050500	$0.050500	VMTP	W-7	$99,094
MCA	0.053000	0.053000	VRDP	W-7	12,909
MYN	0.051500	0.051500	VRDP	W-7	21,105

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Notes to Financial Statements (unaudited) (continued)

	Dividend Per Common Share		Preferred Shares(a)

Fund Name	Paid(b)	Declared(c)	Shares	Series	Declared

MYI	$0.051500	$0.051500	VRDP	W-7	$33,101

(a)	Dividends declared for period February 1, 2021 to February 28, 2021.
(b)	Net investment income dividend paid on March 1, 2021 to Common Shareholders of record on February 16, 2021.
(c)	Net investment income dividend declared on March 1, 2021, payable to Common Shareholders of record on March 15, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, MUE, MCA, MYN and MYI has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MUE, MCA, MYN and MYI, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MUE’s, MCA’s, MYN’s and MYI’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MUE, MCA, MYN and MYI, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	67

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

The Toronto-Dominion Bank

New York, NY 10019

VRDP Remarketing Agent

TD Securities (USA) LLC

New York, NY 10019

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

GO	General Obligation Bonds

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-01/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: April 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: April 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield New York Quality Fund, Inc.

Date: April 5, 2021

4